BOARD MEETING

July 19, 2001

Present:	Messrs.	Johnson 3d	Messrs.	Pozen
		Cook		Dwight
		Cox	Ms.	Erickson
	Ms.	Davis	Messrs.	Jones
	Mr.	Gates		Roiter
	Ms.	Johnson		Wynant
	Mr.	Kirk		Brown
	Ms.	Knowles		Campbell
	Messrs.	Lautenbach
Lynch
Mann
McCoy
Stravropoulos

Mr. Johnson 3d, President of the Funds, presided, and Mr. Roiter recorded the minutes. The June 2001 minutes were reviewed, and the Secretary was instructed to put them into final form for execution. Charts detailing income dividends and capital gain distributions to be declared or ratified were reviewed on laptop computers at the meeting and Mr. Dwight stated that hard copies are filed in the Exhibit Book to the meeting.

Audit Committee

Mr. Kirk, Chairman of the Committee, reported that the Committee met on June 14, 2001. He reported that Mr. Frank Knox presented the annual review of investment compliance, as detailed in the separate minutes of the Committee.

Mr. Kirk reported that Mr. Bob Dwight provided an overview of FMR's accounting policies for the funds and a comparison of the funds' disclosure of such policies with those of competitive funds, as detailed in the separate minutes of the Committee.

Mr. Kirk reported that Mr. Mark Osterheld provided an overview of the content of the non-financial statement portion of Fidelity's shareholder reports, as detailed in the separate minutes of the Committee.

Mr. Kirk reported that the Committee reviewed FMR's trade allocation policies as they relate to FMR's new investment product, the Collateralized Debt Obligations Limited Partnership, as detailed in the separate minutes of the Committee.

Mr. Kirk reported that the Committee met separately with representatives of PricewaterhouseCoopers and Deloitte & Touche, as detailed in the separate minutes of the Committee.

Mr. Kirk reported that the Committee reviewed and recommends approval of the independent accountants proposed for trusts or funds with fiscal year-ends in June, July and August 2002, as detailed in the separate minutes of the Committee.

After a general discussion, Mr. Kirk concluded his report.

Brokerage Committee

Mr. Cox, Chairman of the Committee, reported that the Committee met on June 14, 2001 and reviewed FMR's proposal on future commission recapture targets, as detailed in the separate minutes of the Committee.

Mr. Cox reported that the Committee reviewed and recommends approval of an amendment to the commission rate schedule to the funds' Rule 17e-1 procedures for execution of agency trades on behalf of the funds through Fidelity Capital Markets ("FCM") and REDIBook, as detailed in the separate minutes of the Committee.

Mr. Cox reported that the Committee reviewed and recommends approval of the determination that the brokerage transactions executed by FCM, Fidelity Brokerage Services Japan, REDIBook, and Deutsche Asset Management Incorporated for the equity index funds, and those cleared through National Financial Services Corporation, during the first quarter of 2001 were effected in accordance with Board-approved procedures, as detailed in the separate minutes of the Committee.

Mr. Cox reported that the Committee reviewed and recommends approval of the determination that the equity index funds' securities lending transactions during the first quarter of 2001 were effected in accordance with Board-approved procedures, as detailed in the separate minutes of the Committee.

After a general discussion, Mr. Cox concluded his report.

Independent Trustees' Meeting

Mr. Mann, Chairman of the Independent Trustees, reported that the Independent Trustees met last night and discussed: (i) the meetings that occurred earlier in the day on the management contract renewal material for the equity funds, and the tutorial on potential spin-off benefits, (ii) the revised and approved Committee charters, and (iii) the fund shareholder meetings held earlier in the day, as detailed in the separate minutes of the meeting. He stated that the Independent Trustees also discussed standards for the approval of continuation of management contracts, the equity fund management contract renewal materials, FMR's responses to the Independent Trustees' questions on the materials, and the other matters to be presented at the Committee meetings today, as detailed in the separate minutes of the meeting.

Fixed-Income and Quantitative Committee

Mr. Gates, Chairman of the Committee, reported that the Committee reviewed and recommends approval of the contractual arrangements of Fidelity Advisor Tax Managed Stock Fund, as detailed in the separate minutes of the Committee.

Committee on Operations

Mr. Mann, Chairman of the Committee, reported that the Committee, meeting as a Committee of the Whole of the Independent Trustees, reviewed and considered this month's proposals, as detailed in the separate minutes of the Committee and in this month's Board materials.

Mr. Mann reported that Ms. Johnson provided an overview of the domestic equity markets and the positioning and investment performance of Fidelity's domestic equity funds relative to peers and benchmarks to date in 2001, as detailed in the separate minutes of the Committee.

Mr. Mann reported that Mr. Rick Spillane provided an overview of the international equity markets and the positioning and investment performance of Fidelity's international equity funds relative to peers and benchmarks to date in 2001, as detailed in the separate minutes of the Committee.

Mr. Mann reported that all Committee members, several weeks prior to the meeting, received materials containing information about the management contracts, sub-advisory agreements and administration agreements for the equity funds. He stated that this allowed the Independent Trustees the opportunity to review the materials and submit any questions or comments to Counsel to the Independent Trustees. Mr. Mann noted that Mr. Campbell had submitted the Independent Trustees' questions on the equity funds' contracts on July 9, 2001 and that FMR provided answers to the questions in a memorandum dated July 16, 2001.

Mr. Mann reported that the Committee considered the annual renewal of the management contracts, sub-advisory agreements and administration agreements for the equity funds by considering, among other things, the expenses, management fees and performance of the funds relative to their competitive universes; FMR's profitability analysis (including methodology) for 2000; prior presentations of materials relating to the nature, quality and extent of services provided by FMR and its affiliates; possible economies of scale; and potential "spin-off" benefits that may be received by Fidelity's non-mutual businesses from their affiliation with Fidelity's mutual funds, as detailed in the separate minutes of the Committee. Mr. Mann reported that Mr. Campbell reviewed with the Committee the legal standards applicable to the evaluation of management contracts.

Mr. Mann reported that a working group of the Committee met yesterday with FMR to discuss the equity fund management contract renewal materials, followed by a separate private session of the Independent Trustees. Mr. Mann reported that the Committee determined to recommend that the management contracts for the equity funds be continued through October 31, 2001 and the sub-advisory agreements and administration agreements be continued for a period of one year through July 31, 2002, as detailed in the separate minutes of the Committee.

Mr. Mann reported that the Committee reviewed and recommends approval of the contractual arrangements for Class C of Fidelity Advisor Value Strategies Fund and Fidelity Advisor Mortgage Securities Fund, as detailed in the separate minutes of the Committee.

Mr. Mann reported that the Committee reviewed and recommends approval of the funds' insurance program, as detailed in the separate minutes of the Committee.

Mr. Mann reported that the Committee reviewed and recommends the election of certain fund managers as fund Vice Presidents and election of other officers of the funds, and delegation of authority to the Senior Vice President of the funds to appoint fund managers as fund Vice Presidents in certain circumstances, as detailed in the separate minutes of the Committee.

Mr. Mann stated that the Committee, with gratitude for his past service, accepts the resignation of Robert C. Pozen as Trustee for the Trusts that held shareholder meetings in July 2001 and a corresponding reduction in size of the Board to thirteen Trustees for those Trusts. Mr. Mann, Ms. Johnson and Mr. Johnson 3d each acknowledged and expressed profound appreciation for Mr. Pozen's significant contributions to the funds and Fidelity during his long service. Mr. Pozen stated that it was his pleasure and honor to contribute to the funds and the organization and that he will miss working with the Independent Trustees and Fidelity personnel after his departure at the end of the year.

Mr. Mann stated that the Committee reviewed the quarterly report on interfund lending activity during the second quarter of 2001 and recommends approval of the continuance of the funds' participation in the interfund lending facility and the continuance of the funds' use of the benchmark rate formula, as detailed in the separate minutes of the Committee.

Mr. Mann stated that the Committee reviewed the report on the dividend reinvestment program for 2000, as detailed in the separate minutes of the Committee.

Mr. Mann stated that the Committee reviewed FMR's report informing the Board of the discussions FMR is having with insurance companies and regulators regarding the potential to add redemption fee classes to the VIP funds, as detailed in the separate minutes of the Committee.

After a general discussion, Mr. Mann concluded his report.

Fair Value Oversight Committee

Mr. Mann, Chairman of the Committee, reported that the Committee, meeting as a Committee of the Whole, reviewed the quarterly report on the activities of the FMR Fair Value Committee and recommends Board ratification of the actions taken by the FMR Fair Value Committee at its April 24, 2001, May 29, 2001 and June 26, 2001 meetings.

After a general discussion, Mr. Mann concluded his report.

[The Trusts listed on attached Schedule I. See attached Schedule II for the appropriate Funds of these Trusts. The dates and amounts of the distributions to be determined by September 20, 2001.]

Upon motion duly made and seconded, it was unanimously

VOTED: That for the purpose of declaring an income dividend from current and accumulated undistributed income (exclusive of profits or losses realized in the sale of portfolio securities), the Treasurer be, and he hereby is, authorized and directed to pay on [payment date], to the holders of record of the shares of the Fund at the opening of business on [record date], an income dividend in such amount as the Treasurer shall determine is necessary to pay the income from current and accumulated undistributed income (exclusive of profits or losses realized in the sale of portfolio securities); and that said income dividend shall be payable in shares of the Fund on the basis of the net asset value thereof determined at the close of business on [record date], or payable in cash to those shareholders who have elected before [record date] to receive income dividends in cash.

FURTHER

VOTED: That the proper officers of the Fund and of the Fund's Transfer Agent be, and they hereby are, authorized to take all necessary action to issue shares of this Fund as may be required pursuant to the preceding vote, such shares to be issued against undistributed income in the possession of the Fund; and that in connection therewith, in respect of each share so issued, there be transferred from undistributed income account, an amount equal to the net asset value of the Fund determined at the close of business on [record date].

FURTHER

VOTED: That shares of the Fund will go ex-dividend as of the close of business of the New York Stock Exchange on [ex date].

FURTHER

VOTED: That for the purpose of making a special distribution to shareholders from net long-term and net short-term capital gains realized from the sale of portfolio securities, the Treasurer be, and he hereby is, authorized and directed to cause the Custodian to pay on [payment date], to the holders of record of shares of the Fund at the opening of business on [record date], a capital gains distribution in such amount as required for federal tax purposes to distribute net long-term and net short-term capital gains so realized; and that said distribution shall be paid in full and fractional shares of the Fund on the basis of the net asset value thereof determined at the close of business on [ex date], or at the election of shareholders expressed in writing received by the Fund before [ex date], wholly in cash.

FURTHER

VOTED: That the proper officers of the Fund and of the Fund's Transfer Agent be, and they hereby are, authorized to take all necessary action to issue shares of the Fund as may be required pursuant to the preceding vote, such shares to be issued against undistributed income in the possession of the Fund; and that in connection therewith, in respect of each share so issued, there be transferred from undistributed income account, an amount equal to the net asset value of the Fund determined at the close of business on [record date].

FURTHER

VOTED: That shares of the Fund will go ex-dividend as of the close of business of the New York Stock Exchange on [ex date].

[Fidelity Aberdeen Street Trust, Fidelity Charles Street Trust, Fidelity Fixed-Income Fund, Fidelity Summer Street Trust. The Funds, dates and amounts of the distributions are listed on attached Schedule III.]

It was noted that the Treasurer had been authorized to pay an income dividend for the Fund at the Board meeting on June 14, 2001. Whereupon, on motion duly made and seconded, it was unanimously

VOTED: That, pursuant to the resolution of this Board, the action of the Treasurer in declaring an income dividend from current and accumulated undistributed income (exclusive of profits or losses realized in the sale of portfolio securities) payable [pay date], in such amount as the Treasurer determined necessary to pay the income from current and accumulated undistributed income (exclusive of profits or losses realized in the sale of portfolio securities); such amount being $____ per share, payable in shares of the Fund on the basis of the net asset value thereof determined at the close of business on [ex date], or payable in cash to those shareholders who elected before [ex date] to receive income dividends in cash, be, and it hereby is, ratified, confirmed and approved.

It was noted that the Treasurer was authorized to pay a capital gains dividend for the Fund at the Board meeting held on June 14, 2001. Whereupon, on motion duly made and seconded, it was unanimously

VOTED: That the action of the Treasurer, pursuant to the resolution of this Board relating to a special distribution to shareholders from net long-term and net short-term capital gains realized from the sale of portfolio securities, in directing the Custodian to pay on [pay date], to the holders of record of shares of the Fund at the opening of business on [ex date], a capital gains distribution in such amount as the Treasurer determined necessary to pay to distribute net long-term and net short-term capital gains realized from the sale of portfolio securities; such amount being $____ per share, be, and it hereby is, ratified, confirmed and approved, said distribution having been paid in full in shares of the Fund at the net asset value thereof at the close of business on [ex date] or, at the election of shareholders expressed in writing received by the Fund before [ex date], wholly in cash.

[The Funds contained in the Trusts listed on attached Schedule IV]

Upon a motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, cast in person, it was unanimously

VOTED: That [PricewaterhouseCoopers LLP ("PwC")/Deloitte & Touche LLP ("D&T")] be, and it hereby is, selected as independent public accountant, pursuant to and subject to the provisions of Section 32(a) of the Investment Company Act of 1940, to certify every financial statement of the Fund required by any law or regulation to be certified by any independent public accountant and filed with the Securities and Exchange Commission, with respect to all or any part of the Fund's fiscal year.

FURTHER

VOTED: That said employment of [PwC/D&T] be, and it hereby is, conditioned upon the right of the Fund, by vote of a majority of outstanding voting securities at any meeting called for the purpose, to terminate said employment forthwith without any penalty.

[All Funds contained in the Trusts listed on attached Schedule V]

VOTED: That the proposed amendments to the Fund's Rule 17e-1 procedures to increase the commission rate charged by Fidelity Capital Markets or REDIBook to the Fund for all agency OTC transactions from $0.0095 to $0.014 per share, be, and they hereby are, approved, as detailed in the June 6, 2001 Board memorandum.

[All Funds contained in the Trusts listed on attached Schedule V]

Upon motion duly made and seconded, it was unanimously

VOTED: That for the quarter ended March 31, 2001, the Board hereby determines that transactions effected through Fidelity Capital Markets, REDIBook, Fidelity Brokerage Services Japan, LLC, and Deutsche Bank Securities Incorporated, and those cleared through National Financial Services Corporation on behalf of brokers executing Fund transactions, were effected in accordance with procedures established by the Board pursuant to Rule 17e-1 under the Investment Company Act of 1940.

[Fidelity Commonwealth Trust: Spartan 500 Index Fund, Spartan U.S. Equity Index Fund; Fidelity Concord Street Trust: Spartan Total Market Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund; Variable Insurance Products Fund II: Index 500 Portfolio]

Upon motion duly made and seconded, it was unanimously

VOTED: That for the quarter ended March 31, 2001, the Board hereby determines that the lending activity for the Fund was conducted in accordance with Board-approved procedures.

[Fidelity Beacon Street Trust: Fidelity Advisor Tax Managed Stock Fund]

Upon motion duly made and seconded, and by the vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That the Management Contract between the Trust and the Fund and Fidelity Management & Research Company ("FMR"), in the form described in the July 11, 2001, be, and it hereby is, approved; and that the President, Treasurer or any Senior Vice President of the Fund be, and each of them hereby is, authorized to execute and deliver said Contract on behalf of the Fund.

FURTHER

VOTED: That FMR, on behalf of the Fund, be, and it hereby is, authorized to enter into Sub-Advisory Agreements with FMR Co., Inc. Inc., FMR (U.K.) Inc. and FMR (Far East) Inc., in the forms described in the July 11, 2001; and that the President, Treasurer or any Senior Vice President of the Fund be, and each of them hereby is, authorized to execute and deliver said Agreements on behalf of the Fund.

FURTHER

VOTED: That FMR (Far East) Inc., on behalf of the Fund, is authorized to enter into an Amended and Restated Sub-Advisory Agreement with Fidelity Investments Japan Limited, in the form described in the June 27, 2001 and July 11, 2001 Board memoranda; and that the President, Treasurer or any Senior Vice President of the Fund be, and each of them hereby is, authorized to execute and deliver said Agreement on behalf of the Fund.

FURTHER

VOTED: That the General Distribution Agreement between the Trust and the Fund and Fidelity Distributors Corporation ("FDC"), in the form described in the July 11, 2001, be, and it hereby is, approved; and that the Treasurer or any Senior Vice President be, and each of them hereby is, authorized to execute and deliver said Agreement on behalf of the Fund.

Upon motion duly made and seconded, it was unanimously

VOTED: That the adoption by the Fund of the Custodian Agreement with State Street Bank and Trust Company ("SSBT"), be, and it hereby is, approved.

FURTHER

VOTED: That the officers of the Fund, or any one of them, be, and they hereby are, authorized to amend the Custodian Agreement with SSBT to add the Fund to the schedule of Funds for which SSBT acts as custodian; and that the Treasurer be, and he hereby is, authorized to execute and deliver said amended schedule on behalf of the Fund.

FURTHER

VOTED: That the adoption by the Fund of the Transfer Agent Agreement with Fidelity Investments Institutional Operations Company be, and it hereby is, approved, as described in the July 11, 2001.

FURTHER

VOTED: That, Fidelity Investments Institutional Services Company be, and it hereby is, authorized to make payments of up to 15 basis points per intermediary to reimburse recordkeeping expenses.

FURTHER

VOTED: That the officers of the Fund, or any one of them, be, and they hereby are, authorized to prepare and execute a Schedule A to the Fidelity Funds' Transfer Agent Agreement to add the Fund to the list of Funds for which Fidelity Investments Institutional Operations Company acts as transfer agent, dividend and distribution disbursing and shareholder servicing agent and Schedule B to the Fidelity Funds' Transfer Agent Agreement to reflect fees payable by the Fund based on the fee schedule for equity funds.

FURTHER

VOTED: That the adoption by the Fund of the Service Agreement between the Trust and Fidelity Service Company, Inc. be, and it hereby is, approved, as described in the July 11, 2001.

FURTHER

VOTED: That the officers of the Fund, or any one of them, be, and they hereby are, authorized to prepare and execute a Schedule A to the Fidelity Funds' Service Agreement to add the Fund to the list of Funds for which Fidelity Service Company, Inc. acts as agent for pricing, portfolio accounting and bookkeeping and securities lending services and Schedule B to the Fidelity Funds' Service Agreement to reflect fees payable by the Fund based on the fee schedule for equity funds.

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the standard Distribution and Service Plans for Class A, B, T and C and the standard "no-fee" Distribution and Service Plan for Institutional Class of the Fund be, and they hereby are, approved in the forms detailed in the July 11, 2001 Board memorandum, after consideration of all factors deemed relevant by the Board, including, but not limited to, the purposes for which the Fund was organized, the degree to which the Plans should address the circumstances that led to the organization of the Fund, the information provided to the Board at this and prior meetings, the level of payments provided for under the Plans, and the anticipated benefits to be afforded by the Plans to the Fund, each Class and its shareholders.

FURTHER

VOTED: That the Board hereby determines, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plans will benefit the Fund, each Class and its shareholders.

FURTHER

VOTED: That, Fidelity Institutional Retirement Group ("FIIRG") be, and it hereby is, authorized to make payments, out of past profits or other resources pursuant to the Fund's Rule 12b-1 Plans, of up to 6 basis points of assets per intermediary, to reimburse recordkeeping expenses of retirement plans for plans for which FIIRG does not serve as the recordkeeper.

FURTHER

VOTED: That, FIIRG be, and it hereby is, authorized to make payments, out of past profits or other resources, of up to 19 basis points of assets per intermediary, to reimburse recordkeeping expenses of retirement plans for plans for which FIIRG does not serve as the recordkeeper.

FURTHER

VOTED: That, FIIRG be, and it hereby is, authorized to make payments, out of past profits or other resources pursuant to the Fund's Rule 12b-1 Plans, to reimburse expenses of retirement plans for which FIIRG serves as the plan's recordkeeper.

FURTHER

VOTED: That Fidelity Investments Institutional Services Company, Inc. be, and it hereby is, authorized to make payments out of its own resources of not more than 25 bp based on aggregate assets each intermediary retains or is expected to reach in any class of the Fund to intermediaries to compensate such intermediaries for costs associated with seminars, due diligence reviews, conventions and special events that promote the Fund pursuant to the Fund's Distribution and Service Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, such payments to be made as detailed in the July 11, 2001 Board memorandum.

FURTHER

VOTED: That, Fidelity Investments Institutional Services Company, be and it hereby is, authorized to make payments, out of past profits or other resources pursuant to the Fund's Rule 12b-1 Plans, of up to 5 basis points of total Fidelity Advisor Fund assets to compensate key intermediaries.

Upon motion duly made and seconded, and by the vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That the standard forms of Selling Dealer Agreements and Bank Agency Agreement between Fidelity Distributors Corporation and various banks and members of the Selling Group related to the Fund, as described in the July 11, 2001 Board memorandum, be, and they hereby are, approved for the Fund.

FURTHER

VOTED: That the Fund be, and it hereby is, approved for sale pursuant to individually negotiated agreements within the parameters approved at the February 1998 Board meeting, as detailed in the February 11, 1998 Board memorandum.

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, it was unanimously

VOTED: That the Rule 18f-3 Plan of the Fund, pursuant to Rule 18f-3 under the Investment Company Act of 1940, in the form described in the July 11, 2001 Board memorandum, be, and it hereby is, approved, after consideration of all factors deemed relevant by the Board, including, but not limited to, the relationship among the classes; potential conflict of interest among classes regarding the allocation of fees, services, waivers, reimbursements of expenses and voting rights; the level of services provided to each class by the Plan; the cost of those services to ensure that the services are appropriate and that the allocation of expenses is reasonable; and the anticipated benefits to be afforded by the Plan to each class individually, the Fund as a whole and its shareholders.

FURTHER

VOTED: That the Board hereby determines, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit each class individually, the Fund as a whole and its shareholders.

Upon motion duly made and seconded, and by the vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, cast in person, it was unanimously

VOTED: That Deloitte & Touche ("D&T") be, and it hereby is, selected as independent public accountant, pursuant to and subject to the provisions of Section 32(a) of the Investment Company Act of 1940, to certify every financial statement of the Fund required by any law or regulation to be certified by any independent public accountant and filed with the Securities and Exchange Commission, with respect to all or any part of the fiscal year ending October 31.

FURTHER

VOTED: That said employment of D&T be, and it hereby is, conditioned upon the right of the Fund, by vote of a majority of the outstanding voting securities at any meeting called for the purpose, to terminate said employment forthwith without any penalty.

Upon motion duly made and seconded, it was unanimously

VOTED: That the Fund be, and it hereby is, authorized to enter into a committed bank line of credit for $3 billion ($3.5 billion if the line is oversubscribed), as detailed in the December 6, 2000 Board memorandum.

FURTHER

VOTED: That the Fund be, and it hereby is, authorized to enter into repurchase agreement transactions under written procedures adopted by FMR.

FURTHER

VOTED: That the Fund's participation in any joint trading account for the Fidelity Group of Funds for overnight repurchase transactions in accordance with an exemptive order originally granted by the Securities and Exchange Commission on November 27, 1981, as amended, be, and it hereby is, approved.

FURTHER

VOTED: That the Fund be, and it hereby is, authorized to enter into agreements with The Chase Manhattan Bank and The Bank of New York to act as custodians in connection with the Fund's investment in repurchase agreements.

FURTHER

VOTED: That, in connection with the immediately preceding vote, the Fund be, and it hereby is, authorized to enter into counterparty contracts appointing The Chase Manhattan Bank and The Bank of New York as limited purpose, direct custodians.

FURTHER

VOTED: That the Fund be, and it hereby is, authorized to invest in the Fidelity Central Funds for cash management purposes, as detailed in the October 9, 1996 Board memorandum.

FURTHER

VOTED: That the Fund be, and it hereby is, authorized to lend portfolio securities to Fidelity Brokerage Services, Inc. ("FBSI"); and that securities lent by the Fund to FBSI under the Fidelity funds' securities lending program be subject to all the conditions described in the May 18, 1988 Board memorandum and as discussed at that meeting.

FURTHER

VOTED: That the Fund be, and it hereby is, authorized to lend portfolio securities, and that securities lent by the Fund under the Fidelity funds' securities lending program be subject to all of the conditions described in the January 6, 1999 Board memorandum and under the form of securities lending agreement, as set forth in that Board memorandum.

FURTHER

VOTED: That Fidelity Securities Lending Cash Central Fund be, and it hereby is, authorized as an investment option for cash collateral generated from the Fund's securities lending activity, as detailed in the May 12, 1999 Board memorandum.

FURTHER

VOTED: That the Fund's custodian be, and it hereby is, authorized to deposit into the Federal Reserve/Treasury Book-Entry System any securities of the Fund eligible for deposit therein and to utilize such System to the extent possible in connection with settlements of purchases and sales of securities and deliveries and returns of securities collateral in connection with borrowings and loans of securities.

FURTHER

VOTED: That the Fund's custodian be, and it hereby is, authorized to deposit in the Depository Trust Company any securities of the Fund eligible for deposit therein and to utilize said Company to the extent possible in connection with settlements of purchases and sales of securities and deliveries and returns of securities collateral in connection with borrowings and loans of securities.

FURTHER

VOTED: That, pursuant to Rule 17f-4 of the Investment Company Act of 1940, the Fund's custodian be, and it hereby is, authorized to deposit in the Participants Trust Company any mortgage-backed debt securities of the Fund, and to utilize said Company to the extent possible in connection with settlements of purchases and sales of securities and deliveries and returns of securities collateral in connection with borrowings and loans of securities.

FURTHER

VOTED: That, pursuant to Rule 17f-4 of the Investment Company Act of 1940, the Fund's custodian be, and it hereby is, authorized to deposit in the Government Securities Clearing Corporation any collateral for certain government securities and repurchase agreements held by the Fund, and to utilize said Corporation to the extent possible in connection with clearance and settlements of purchases and sales of securities and deliveries and returns of such securities collateral.

FURTHER

VOTED: That, pursuant to Rule 17f-5 of the Investment Company Act of 1940, the Fund's custodian, be, and it hereby is, authorized to utilize its global subcustodian network as approved by the Board.

FURTHER

VOTED: That any officer of the Fund be, and she or he hereby is, authorized to execute on behalf of the Fund a foreign currency netting agreement, known as the International Foreign Exchange Master Agreement, in the form approved at the July 14, 1994 Board meeting, and that CT Corporation System be appointed as the Fund's agent for service of process in New York, in accordance with the terms of the agreement.

FURTHER

VOTED: That any officer of the Fund be, and she or he hereby is, authorized to execute International Swaps and Derivatives Association agreements on behalf of the Fund to document transactions in securities, currencies, futures, options, forward contracts and other derivatives, as detailed in the February 12, 1997 Board memorandum.

FURTHER

VOTED: That the time for the determination of the Fund's net asset value, as set forth in the Fund's current prospectus, be, and it hereby is, approved as required by Rule 22c-1 under the Investment Company Act of 1940.

FURTHER

VOTED: That the times for the distribution of any income dividends or capital gains, as set forth in the Fund's current prospectus, be, and they hereby are, approved, subject to the Fund's current fiscal year end of October 31.

Upon motion duly made and seconded, and by the vote of the full Board, it was unanimously

VOTED: That the form of the joint insured fidelity bond and professional services liability insurance coverage known as the Concentric Insurance Program issued by Lexington Insurance Company, Chubb (Federal Insurance Company), Reliance Insurance Company, USF&G, Saint Paul Insurance Company, Lloyd's of London and London companies and ICI Mutual Insurance Company, which Program is maintained jointly on behalf of the Funds and the other parties named as insured therein and which provides coverage in the total amount of $150 million, with options on the part of the insureds to purchase two additional $150 million layers of coverage for a term of three years, be, and it hereby is, determined to be reasonable in form and amount, taking into consideration, among other things, the value of the aggregate assets of the Fund to which any covered person may have access, the arrangements for the custody and safekeeping of such assets, the nature of the securities in the portfolio of the Fund and the number of parties named as insureds and the nature of their business activities; and that the officers of the Fund be, and they hereby are, authorized to take all appropriate steps to add the Fund as a party to the Concentric Insurance Program.

FURTHER

VOTED: That the portion of the total premium to be paid by the Fund be, and it hereby is, approved.

FURTHER

VOTED: That the purchase of a joint fidelity bond in the amount of $120 million in addition to the Concentric Insurance Program, to remain in place so that if the coverage under the Concentric Insurance Program is exhausted the Funds will continue to be in compliance with Rule 17(g)-1 of the Investment Company Act of 1940 be, and it hereby is, approved.

FURTHER

VOTED: That Judith Lindenmayer and any additional party the Fund's Treasurer should designate be, and they hereby are, designated as the individuals responsible for making all necessary filings and giving notices with respect to said bond required by Paragraph (g) of Rule 17(g)-1 under the Investment Company Act of 1940.

Upon motion duly made and seconded, it was unanimously

VOTED: That the Fund be, and it hereby is, authorized to enter into transactions pursuant to Rule 17a-7 under procedures previously adopted by the Board.

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, it was unanimously

VOTED: That, the Board hereby determines that the Code of Ethics of FMR, FDC and the Fund and its procedures are reasonable to prevent Access Persons, as defined in the Code of Ethics, from violating the Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940.

FURTHER

VOTED: That, upon review of a certification that FMR has adopted procedures reasonably necessary to prevent Access Persons, as defined in the Code of Ethics, from violating the Code of Ethics, the Code of Ethics be, and it hereby is, approved per Rule 17j-1 of the Investment Company Act of 1940.

FURTHER

VOTED: That, in conjunction with the immediately preceding votes and Rule 17j-1, any material changes proposed to the Code of Ethics must be submitted to the Board for its review and approval, and on an annual basis, FMR must provide the Board with a written report that (i) describes issues that arose during the previous year under the Code of Ethics or their procedures and (ii) certifies that FMR has adopted procedures reasonably necessary to prevent Access Persons, as defined in the Code of Ethics, from violating the Code of Ethics.

FURTHER

VOTED: That the Fund may employ (i) Fidelity Capital Markets ("FCM") (where FCM may use its own floor brokers to execute Fund transactions), (ii) an electronic communication network formed, in part, by FCM, and (iii) Fidelity Brokerage Services Japan, Inc. to execute portfolio transactions in accordance with existing procedures previously established pursuant to Rule 17e-1.

FURTHER

VOTED: That the Fund be, and it hereby is, authorized to enter into certain transactions with affiliated banks, as set forth in exemptive orders granted by the Securities and Exchange Commission on December 21, 1982, on July 7, 1989, and on December 14, 1993, under procedures previously established by the Board.

FURTHER

VOTED: That the Fund be, and it hereby is, authorized to borrow money from and loan money to other Fidelity Funds, including Fidelity Cash Central Fund and Fidelity Securities Lending Cash Central Fund as lenders, in accordance with the exemptive orders granted by the Securities and Exchange Commission in January 1990 and May 1999.

FURTHER

VOTED: That the fiscal year-end of the Fund be, and it hereby is, established as October 31.

FURTHER

VOTED: That Phillip L. Bullen, a Division Leader of the equity funds, be, and he hereby is, elected as a Vice President of the Fund.

FURTHER

VOTED: That all other appropriate contractual and operational arrangements that have been previously approved by the Board, including those necessary or appropriate to comply with any exemptive order issued by the Securities and Exchange Commission or its staff, be, and they hereby are, approved.

FURTHER

VOTED: That the President, Treasurer, Secretary, and any Senior Vice President and Assistant Treasurer, be, and each hereby is, authorized to execute and deliver any necessary and appropriate documents on behalf of the Fund.

[The Funds contained in the Trusts listed on attached Schedule VI]

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That, in accordance with the terms of the Management Contract between the Fund and Fidelity Management & Research Company, said Contract be, and it hereby is, confirmed and re-approved, without modification, to continue through and including October 31, 2001.

[The Funds contained in the Trusts listed on attached Schedule VII]

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That, in accordance with the terms of the Sub-Advisory Agreements between Fidelity Management & Research Company ("FMR"), on behalf of the Fund, and Fidelity Investments Money Management, Inc.; FMR (U.K.) Inc.; FMR (Far East) Inc.; and FMR Co., Inc. Inc, said Agreements be, and they hereby are, confirmed and re-approved to continue for the maximum period permitted under the Investment Company Act of 1940, as the same may be amended from time to time, unless terminated or amended according to its terms.

[The Funds contained in the Trusts listed on attached Schedule VIII]

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That, in accordance with the terms of the Sub-Advisory Agreements between Fidelity Management & Research Company ("FMR"), on behalf of the Fund, and FMR (U.K.) Inc.; FMR (Far East) Inc.; and FMR Co., Inc. said Agreements be, and they hereby are, confirmed and re-approved to continue for the maximum period permitted under the Investment Company Act of 1940, as the same may be amended from time to time, unless terminated or amended according to its terms.

[The Funds contained in the Trusts listed on attached Schedule IX]

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That, in accordance with the terms of the Sub-Advisory Agreements between Fidelity Management & Research Company ("FMR"), on behalf of the Fund, and FMR (U.K.) Inc.; FMR (Far East) Inc.; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited; and FMR Co., Inc. said Agreements be, and they hereby are, confirmed and re-approved to continue for the maximum period permitted under the Investment Company Act of 1940, as the same may be amended from time to time, unless terminated or amended according to its terms.

[The Funds contained in the Trusts listed on attached Schedule X]

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That, in accordance with the terms of the Sub-Advisory Agreements between Fidelity Management & Research Company ("FMR"), on behalf of the Fund, and FMR (U.K.) Inc.; FMR (Far East) Inc.; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited; Fidelity Investments Japan Ltd.; and FMR Co., Inc. said Agreements be, and they hereby are, confirmed and re-approved to continue for the maximum period permitted under the Investment Company Act of 1940, as the same may be amended from time to time, unless terminated or amended according to its terms.

[The Funds contained in the Trusts listed on attached Schedule XI]

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That, in accordance with the terms of the Sub-Advisory Agreements between Fidelity Management & Research Company ("FMR"), on behalf of the Fund, and FMR Co., Inc. said Agreements be, and they hereby are, confirmed and re-approved to continue for the maximum period permitted under the Investment Company Act of 1940, as the same may be amended from time to time, unless terminated or amended according to its terms.

[Fidelity Commonwealth Trust: Spartan 500 Index Fund; Fidelity Concord Street Trust: Spartan Total Market Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan U.S. Equity Index Fund; Variable Insurance Products Fund II: Index 500 Portfolio

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That, in accordance with the terms of the Sub-Advisory Agreement between Fidelity Management & Research Company ("FMR"), on behalf of the Fund, and Deutsche Asset Management, Incorporated, said Agreement be, and it hereby is, confirmed and re-approved, without modification, to continue for the maximum period permitted under the Investment Company Act of 1940, as the same may be amended from time to time, unless terminated or amended according to its terms.

[Fidelity Aberdeen Street Trust: Fidelity Freedom 2000 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2040, Fund Fidelity Freedom Income Fund; Fidelity Oxford Street Trust: Fidelity Four-In-One Index Fund]

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That, in accordance with the terms of the Administration Agreement between Fidelity Management & Research Company, on behalf of the Fund, and Strategic Advisors, Inc., said Agreement be, and it hereby is, confirmed and re-approved, without modification, to continue for the maximum period permitted under the Investment Company Act of 1940, as the same may be amended from time to time, unless terminated or amended according to its terms.

[The Funds contained in the Trusts listed on attached Schedule VI]

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That the amendments to FMR Far East's sub-advisory arrangements with FIJ to amend and restate its sub-advisory agreement, as detailed in the July 11, 2001 Board memorandum be, and they hereby are, approved.

[Fidelity Advisor Series I: Fidelity Advisor Mortgage Securities Fund; Fidelity Advisor Series II: Fidelity Advisor Value Strategies Fund]

Upon motion duly made and seconded, it was unanimously

VOTED: That the adoption by Class C of the Fund of the Transfer Agent Agreement with Fidelity Investments Institutional Operations Company be, and it hereby is, approved, as described in the July 11, 2001.

FURTHER

VOTED: That the officers of the Fund, or any one of them, be, and they hereby are, authorized to prepare and execute a Schedule A to the Fidelity Funds' Transfer Agent Agreement to add the Fund to the list of Funds for which Fidelity Investments Institutional Operations Company acts as transfer agent, dividend and distribution disbursing and shareholder servicing agent and Schedule B to the Fidelity Funds' Transfer Agent Agreement to reflect fees payable by the Fund based on the fee schedule for equity funds.

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the standard Distribution and Service Plans for Class C of the Fund be, and they hereby are, approved in the forms detailed in the July 11, 2001 Board memorandum, after consideration of all factors deemed relevant by the Board, including, but not limited to, the purposes for which the Fund was organized, the degree to which the Plans should address the circumstances that led to the organization of the Fund, the information provided to the Board at this and prior meetings, the level of payments provided for under the Plans, and the anticipated benefits to be afforded by the Plans to the Fund, each Class and its shareholders.

FURTHER

VOTED: That the Board hereby determines, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plans will benefit the Fund, each Class and its shareholders.

FURTHER

VOTED: That, Fidelity Investments Institutional Services Company, be and it hereby is, authorized to make payments, out of past profits or other resources pursuant to the Fund's Rule 12b-1 Plans, of up to 5 basis points of total Fidelity Advisor Fund assets to compensate key intermediaries.

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, it was unanimously

VOTED: That the Rule 18f-3 Plan of the Fund, pursuant to Rule 18f-3 under the Investment Company Act of 1940, in the form described in the July 11, 2001 Board memorandum, be, and it hereby is, approved, after consideration of all factors deemed relevant by the Board, including, but not limited to, the relationship among the classes; potential conflict of interest among classes regarding the allocation of fees, services, waivers, reimbursements of expenses and voting rights; the level of services provided to each class by the Plan; the cost of those services to ensure that the services are appropriate and that the allocation of expenses is reasonable; and the anticipated benefits to be afforded by the Plan to each class individually, the Fund as a whole and its shareholders.

FURTHER

VOTED: That the Board hereby determines, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit each class individually, the Fund as a whole and its shareholders.

[All Funds contained in the Trusts listed on attached Schedule V]

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, cast in person, at a meeting called for such purpose, it was unanimously

VOTED: That the separate policies for Forgery & Alterations and Uncollectible Items of Deposit "buy down" coverage, be, and they hereby are, eliminated.

FURTHER

VOTED: That the form and amount of the errors and omissions and fidelity bond coverage, as detailed in the July 11, 2001 Board memorandum, be, and they hereby are approved.

FURTHER

VOTED: That the form of the restructured insured fidelity bond and professional services liability insurance coverage known as the Concentric Insurance Program issued by AIG, Chubb, St. Paul Insurance Company, Gulf, and Lloyd's of London, which Program is maintained jointly on behalf of the Funds and the other parties named as insured therein and which provides coverage in the total amount of $150 million, with options on the part of the insureds to purchase one additional $150 million layer of coverage effective through June 30, 2002, be, and it hereby is, determined to be reasonable in form and amount, taking into consideration, among other things, the value of the aggregate assets of the Fund to which any covered person may have access, the arrangements for the custody and safekeeping of such assets, the nature of the securities in the portfolio of the Fund and the number of parties named as insureds and the nature of their business activities; and that the officers of the Fund be, and they hereby are, authorized to take all appropriate steps to place said policies established under the Concentric Insurance Program subject to review of the form of policy by counsel to the Funds and counsel to the Independent Trustees.

FURTHER

VOTED: That the total premium to be paid by the Fund, as detailed in the July 11, 2001 Board memorandum, and as agreed to by Fund counsel and FMR be, and it hereby is, approved.

FURTHER

VOTED: That the purchase of a fidelity bond in the amount of $120 million in addition to the Concentric Insurance Program, to remain in place so that if the coverage under the Concentric Insurance Program is exhausted the Funds will continue to be in compliance with Rule 17(g)-1 of the Investment Company Act of 1940 be, and it hereby is, approved.

FURTHER

VOTED: That Judith Lindenmayer and any additional party the Fund's Treasurer should designate be, and they hereby are, designated as the individuals responsible for making all necessary filings and giving notices with respect to said bond required by Paragraph (g) of Rule 17(g)-1 under the Investment Company Act of 1940.

[The Funds listed on attached Schedules XII, XIII, and XIV]

Upon motion duly made and seconded, it was unanimously

VOTED: That each individual listed on Schedules XII, XIII, and XIV attached to these resolutions be, and [he/she] hereby is, elected a Vice President of the Fund set forth opposite [his/her] name, effective August 1, 2001.

[All Funds contained in the Trusts listed on attached Schedule V]

Upon motion duly made and seconded, it was unanimously

VOTED: That the person serving as Senior Vice President of the Fund, be, and he or she hereby is, authorized to appoint fund Vice Presidents in the circumstances described in the July 11, 2001 Board memorandum.

[Fidelity California Municipal II Trust: Fidelity California Municipal Money Market Fund, Spartan California Municipal Money Market Fund; Fidelity Concord Street Trust: Fidelity U.S. Bond Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund, Spartan U.S. Equity Index Fund; Fidelity Garrison Trust: Fidelity Money Market Central Fund; Fidelity New York Municipal Trust II: Fidelity New York Municipal Money Market Fund, Spartan New York Municipal Money Market Fund]

WHEREAS, Robert C. Pozen, member of the Board, has announced to the Board his intention to retire from his current positions of Trustee of the Fund; now therefore be it:

VOTED: That the Board hereby accepts Mr. Pozen's resignation from his current position of Trustee of the Fund, with profound appreciation and gratitude for his past service to the Fidelity Funds.

[Fidelity California Municipal II Trust: Fidelity California Municipal Money Market Fund, Spartan California Municipal Money Market Fund; Fidelity Garrison Trust: Fidelity Money Market Central Fund; Fidelity New York Municipal Trust II: Fidelity New York Municipal Money Market Fund, Spartan New York Municipal Money Market Fund]

Upon motion duly made and seconded, it was unanimously

VOTED: That, pursuant to the authority granted to the Board of Trustees in Article III, Section 3.06 of the Trust's Amended and Restated Trust Instrument, the Trustees have determined, at this time, to limit the size of the Trust's Board to 13 (thirteen) Trustees.

[Fidelity Concord Street Trust: Fidelity U.S. Bond Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund, Spartan U.S. Equity Index Fund]

Upon motion duly made and seconded, it was unanimously

VOTED: That, pursuant to the authority granted to the Board of Trustees in Article IV, Section 6 of the Trust's Amended and Restated Declaration of Trust, the Trustees have determined, at this time, to limit the size of the Trust's Board to 13 (thirteen) Trustees.

[All Funds contained in the Trusts listed on attached Schedule V]

Upon motion duly made and seconded, and by vote of the full Board, including a majority of those Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, it was unanimously

VOTED: That it is in the best interests of the Fund and its shareholders to be able to continue to participate in the Interfund Lending Program consistent with the Fund's investment policies, objectives and restrictions, as set forth in its Registration Statement, to the extent that such participation is consistent with the requirements of the SEC exemptive order dated January 11, 1990 permitting such interfund lending transactions between the Fund and other Portfolios advised by FMR.

FURTHER

VOTED: That, upon review, supplemented by FMR's Investment & Advisor Compliance Department's review, of the Rule 17a-7 transactions executed during the quarter ended June 30, 2001, the Board finds that such transactions were effected in accordance with the procedures adopted pursuant to Rule 17a-7 under the Investment Company Act of 1940.

[All Funds contained in the Trusts listed on attached Schedule V]

Upon motion duly made and seconded, it was unanimously

VOTED: That activities of the FMR Fair Value Committee as reflected in the minutes of its April 24, 2001, May 29, 2001, and June 26, 2001 meetings, as detailed in the July 11, 2001 Board memorandum, be, and they hereby are, ratified, confirmed and approved.

There being no further business to come before the meeting, upon motion duly made and seconded, it was

VOTED: To adjourn.

ADJOURNED.

A TRUE RECORD.

Attest:

Eric D. Roiter

Secretary

TRUSTS DECLARING DISTRIBUTIONS SCHEDULE I

for 7/01 resolutions

TRUST

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series VII

Fidelity Boston Street Trust

Fidelity Charles Street Trust

Fidelity Concord Street Trust

Fidelity Devonshire Trust

Fidelity Financial Trust

Fidelity Income Fund

Fidelity Hastings Street Trust

Fidelity Puritan Trust

Fidelity Securities Fund

FUNDS DECLARING DISTRIBUTIONS SCHEDULE II

for 7/01 resolutions

FUND NAME

Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Asset Manager
Fidelity Asset Manager: Income
Fidelity Balanced Fund
Fidelity Blue Chip Growth Fund
Fidelity Contrafund II
Fidelity Convertible Securities Fund
Fidelity Dividend Growth Fund
Fidelity Equity-Income Fund
Fidelity Equity-Income II Fund
Fidelity Fifty
Fidelity Freedom Income Fund
Fidelity Fund
Fidelity Ginnie Mae Fund
Fidelity Government Income Fund
Fidelity Growth & Income Portfolio
Fidelity Growth & Income II Portfolio
Fidelity Intermediate Government Income Fund
Fidelity Leveraged Company Stock Fund
Fidelity Low-Priced Stock Fund
Fidelity OTC Portfolio
Fidelity Puritan Fund
Fidelity Real Estate Investment Portfolio
Fidelity Target Timeline 2001
Fidelity Target Timeline 2003
Fidelity Utilities Fund
Spartan U.S. Equity Index Fund

FUNDS DECLARING DISTRIBUTIONS

SCHEDULE III

for 7/01 resolutions

			FIDELITY FUNDS
			SUMMARY OF FUND DIVIDENDS
			TRUSTEE RATIFY July 19, 2001

			DIVIDEND		SHORT TERM	LONG TERM	TOTAL
FUND NAME	EX-DATE	PAY DATE	TYPE	INCOME	CAPITAL GAIN	CAPITAL GAIN	CAPITAL GAIN

Fidelity Asset Manager: Income	07/06/01	07/09/01	M-INC	$0.05	$0.00	$0.00	$0.00
Fidelity Capital & Income Fund	06/29/01	07/02/01	SPEC-INC	$0.00	$0.00	$0.00	$0.00
Fidelity Freedom Income Fund	07/06/01	07/09/01	M-INC	$0.04	$0.00	$0.00	$0.00
Fidelity High Income Fund	06/29/01	07/02/01	SPEC-INC	$0.00	$0.00	$0.00	$0.00
FUNDS WITH FISCAL YEAR-ENDS IN	SCHEDULE IV
JUNE, JULY AND AUGUST 2002	FOR 7/01 resolutions
Deloitte & Touche LLP
Trust/Fund	Fiscal Year Ending
Fidelity Advisor Series VII	July 31, 2002
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Electronic Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Boston Street Trust	July 31, 2002
Fidelity Target Timeline 2001
Fidelity Target Timeline 2003
Fidelity Securities Fund	July 31, 2002
Fidelity Blue Chip Growth Fund
Fidelity OTC Portfolio
PricewaterhouseCoopers LLP
Trust/Fund	Fiscal Year Ending
Fidelity Hastings Street Trust	June 30, 2002
Fidelity Contrafund II
Fidelity Fifty
Fidelity Fund
Fidelity Growth & Income II Portfolio
Fidelity Income Fund	July 31, 2002
Fidelity Ginnie Mae Fund
Fidelity Government Income Fund
Fidelity Intermediate Government Income Fund
Fidelity Puritan Trust	July 31, 2002
Fidelity Balanced Fund
Fidelity Low-Priced Stock Fund
Fidelity Puritan Fund
Fidelity Securities Fund	July 31, 2002
Fidelity Dividend Growth Fund
Fidelity Growth & Income Portfolio
Fidelity Leveraged Company Stock Fund
Fidelity Money Market Trust	August 31, 2002
Retirement Government Money Market Portfolio
Retirement Money Market Portfolio
FUNDS WITH FISCAL YEAR-ENDS IN	SCHEDULE IV (cont.)
JUNE, JULY AND AUGUST 2002	FOR 7/01 resolutions
PricewaterhouseCoopers LLP
Trust/Fund	Fiscal Year Ending
Fidelity Union Street Trust	August 31, 2002
Fidelity Export and Multinational Fund
Spartan Arizona Municipal Income Fund
Spartan Maryland Municipal Income Fund
Fidelity Union Street Trust II	August 31, 2002
Fidelity Daily Income Trust
Fidelity Municipal Money Market Fund
Spartan Arizona Municipal Money Market Fund
Spartan Municipal Money Fund

ALL TRUSTS	SCHEDULE V
for 7/01 resolutions
TRUST

Colchester Street Trust

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series IV

Fidelity Advisor Series VI

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Garrison Street Trust

Fidelity Government Securities Fund

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Institutional Tax-Exempt Cash Portfolios

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity Union Street Trust

Fidelity Union Street Trust II

Fidelity U.S. Investments - Bond Fund, L.P.

Fidelity U.S. Investments - Government Securities Fund, L.P.

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

ALL EQUITY FUNDS	SCHEDULE VI
for 7/01 resolutions

FIDELITY ADVISOR SERIES I:

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Fifty Fund

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Growth Opportunities Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Leveraged Company Stock Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor TechnoQuant Growth Fund

Fidelity Advisor Value Strategies Fund

FIDELITY ADVISOR SERIES VII:

Fidelity Advisor Biotechnology Fund

Fidelity Advisor Consumer Industries Fund

Fidelity Advisor Cyclical Industries Fund

Fidelity Advisor Developing Communications Fund

Fidelity Advisor Electronics Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

FIDELITY ADVISOR SERIES VIII:

Fidelity Advisor Diversified International Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor International Capital Appreciation Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Korea Fund

Fidelity Advisor Latin America Fund

Fidelity Advisor Overseas Fund

FIDELITY BEACON STREET TRUST:

Fidelity Tax Managed Stock Fund

FIDELITY CAPITAL TRUST:

Fidelity Capital Appreciation Fund

Fidelity Disciplined Equity Fund

Fidelity Small Cap Selector

Fidelity Stock Selector

Fidelity TechnoQuant Growth Fund

Fidelity Value Fund

ALL EQUITY FUNDS	SCHEDULE VI (cont.)
for 7/01 resolutions

FIDELITY CHARLES STREET TRUST:

Fidelity Asset Manager

Fidelity Asset Manager: Aggressive

Fidelity Asset Manager: Growth

Fidelity Asset Manager: Income

FIDELITY COMMONWEALTH TRUST:

Fidelity Large Cap Stock Fund

Fidelity Mid-Cap Stock Fund

Fidelity Small Cap Retirement Fund

Fidelity Small Cap Stock Fund

Spartan 500 Index Fund

FIDELITY CONCORD STREET TRUST:

Spartan Extended Market Index Fund

Spartan International Index Fund

Spartan Total Market Index Fund

Spartan U.S. Equity Index Fund

FIDELITY CONGRESS STREET FUND:

Fidelity Congress Street Fund

FIDELITY CONTRAFUND:

Fidelity Contrafund

FIDELITY DESTINY PORTFOLIOS:

Destiny I

Destiny II

FIDELITY DEVONSHIRE TRUST:

Fidelity Equity-Income Fund

Fidelity Real Estate Investment Portfolio

Fidelity Utilities Fund

FIDELITY EXCHANGE FUND:

Fidelity Exchange Fund

FIDELITY FINANCIAL TRUST:

Fidelity Convertible Securities Fund

Fidelity Equity-Income II Fund

Fidelity Independence Fund

FIDELITY HASTINGS STREET TRUST:

Fidelity Contrafund II

Fidelity Fifty

Fidelity Fund

Fidelity Growth & Income II Portfolio

FIDELITY INVESTMENT TRUST:

Fidelity Aggressive International Fund

Fidelity Canada Fund

Fidelity China Region Fund

ALL EQUITY FUNDS	SCHEDULE VI (cont.)
for 7/01 resolutions

Fidelity Diversified International Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Global Balanced Fund

Fidelity International Growth & Income Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Fidelity Worldwide Fund

FIDELITY MAGELLAN FUND:

Fidelity Magellan Fund

FIDELITY MT. VERNON STREET TRUST:

Fidelity Aggressive Growth Fund

Fidelity Growth Company Fund

Fidelity New Millennium Fund

FIDELITY PURITAN TRUST:

Fidelity Balanced Fund

Fidelity Low-Priced Stock Fund

Fidelity Puritan Fund

FIDELITY SECURITIES FUND:

Fidelity Advisor Aggressive Growth Fund

Fidelity Blue Chip Growth Fund

Fidelity Dividend Growth Fund

Fidelity Growth & Income Portfolio

Fidelity Leveraged Company Stock Fund

Fidelity OTC Portfolio

FIDELITY SELECT PORTFOLIOS:

Each Equity Select Portfolio

FIDELITY TREND FUND:

Fidelity Trend Fund

FIDELITY UNION STREET TRUST:

Fidelity Export and Multinational Fund

VARIABLE INSURANCE PRODUCTS FUND:

Equity-Income Portfolio

Growth Portfolio

Overseas Portfolio

ALL EQUITY FUNDS	SCHEDULE VI (cont.)
for 7/01 resolutions

VARIABLE INSURANCE PRODUCTS FUND II:

Asset Manager Portfolio

Asset Manager: Growth Portfolio

Contrafund Portfolio

Index 500 Portfolio

VARIABLE INSURANCE PRODUCTS FUND III:

Aggressive Growth Portfolio

Balanced Portfolio

Dynamic Capital Appreciation Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Mid Cap Portfolio

VARIABLE INSURANCE PRODUCTS FUND IV:

Consumer Industries Portfolio

Cyclical Industries Portfolio

Financial Services Portfolio

Health Care Portfolio

Natural Resources Portfolio

Technology Portfolio

Telecommunications & Utilities Growth Portfolio

FUNDS WITH SUB-ADVISORY AGREEMENTS WITH FIMM, INC., FMR (U.K.), FMR (FAR EAST) AND FMR CO., INC.	SCHEDULE VII
for 7/01 resolutions

FIDELITY ADVISOR SERIES I:

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

FIDELITY CHARLES STREET TRUST:

Fidelity Asset Manager

Fidelity Asset Manager: Aggressive

Fidelity Asset Manager: Growth

Fidelity Asset Manager: Income

FIDELITY PURITAN TRUST:

Fidelity Balanced Fund

Fidelity Puritan Fund

VARIABLE INSURANCE PRODUCTS FUND II:

Asset Manager Portfolio

Asset Manager: Growth Portfolio

VARIABLE INSURANCE PRODUCTS FUND III:

Balanced Portfolio

FUNDS WITH SUB-ADVISORY AGREEMENTS WITH FMR (U.K.), FMR (FAR EAST) AND FMR CO., INC.	SCHEDULE VIII
for 7/01 resolutions

FIDELITY ADVISOR SERIES I:

Fidelity Advisor Dynamic Capital Appreciation Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Fifty Fund

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Growth Opportunities Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Leveraged Company Stock Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor TechnoQuant Growth Fund

Fidelity Advisor Value Strategies Fund

FIDELITY ADVISOR SERIES VII:

Fidelity Advisor Biotechnology Fund

Fidelity Advisor Consumer Industries Fund

Fidelity Advisor Cyclical Industries Fund

Fidelity Advisor Developing Communications Fund

Fidelity Advisor Electronics Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Telecommunications & Utilities Growth Fund

FIDELITY BEACON STREET TRUST:

Fidelity Tax Managed Stock Fund

FIDELITY CAPITAL TRUST:

Fidelity Capital Appreciation Fund

Fidelity Disciplined Equity Fund

Fidelity Small Cap Selector Fund

Fidelity Stock Selector

Fidelity TechnoQuant Growth Fund

Fidelity Value Fund

FIDELITY COMMONWEALTH TRUST:

Fidelity Large Cap Stock Fund

Fidelity Mid-Cap Stock Fund

Fidelity Small Cap Retirement Fund

Fidelity Small Cap Stock Fund

FIDELITY CONTRAFUND:

Fidelity Contrafund

FIDELITY DESTINY PORTFOLIOS:

Destiny I

Destiny II

FUNDS WITH SUB-ADVISORY AGREEMENTS WITH FMR (U.K.), FMR (FAR EAST) AND FMR CO., INC.	SCHEDULE VIII (cont.)
for 7/01 resolutions

FIDELITY DEVONSHIRE TRUST:

Fidelity Equity-Income Fund

Fidelity Real Estate Investment Portfolio

Fidelity Utilities Fund

FIDELITY FINANCIAL TRUST:

Fidelity Convertible Securities Fund

Fidelity Equity-Income Fund II

Fidelity Independence Fund

FIDELITY HASTINGS STREET TRUST:

Fidelity Contrafund II

Fidelity Fifty

Fidelity Fund

Fidelity Growth & Income II Fund

FIDELITY MAGELLAN FUND

Fidelity Magellan Fund

FIDELITY MT. VERNON STREET TRUST:

Fidelity Aggressive Growth Fund

Fidelity Growth Company Fund

Fidelity New Millennium Fund

FIDELITY PURITAN TRUST:

Fidelity Low-Priced Stock Fund

FIDELITY SECURITIES FUND:

Fidelity Advisor Aggressive Growth Fund

Fidelity Blue Chip Growth Fund

Fidelity Dividend Growth Fund

Fidelity Growth & Income Portfolio

Fidelity Leveraged Company Stock Fund

Fidelity OTC Portfolio

FIDELITY SELECT PORTFOLIOS:

Each Equity Select Portfolio

FIDELITY TREND FUND:

Fidelity Trend Fund

FIDELITY UNION STREET TRUST:

Fidelity Export and Multinational Fund

VARIABLE INSURANCE PRODUCTS FUND II:

Contrafund Portfolio

FUNDS WITH SUB-ADVISORY AGREEMENTS WITH FMR (U.K.), FMR (FAR EAST) AND FMR CO., INC.	SCHEDULE VIII (cont.)
for 7/01 resolutions

VARIABLE INSURANCE PRODUCTS FUND III:

Aggressive Growth Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Dynamic Capital Appreciation Portfolio

Mid Cap Portfolio

VARIABLE INSURANCE PRODUCTS FUND IV:

Consumer Industries Portfolio

Cyclical Industries Portfolio

Financial Services Portfolio

Health Care Portfolio

Natural Resources Portfolio

Technology Portfolio

Telecommunications & Utilities Growth Portfolio

FUNDS WITH SUB-ADVISORY AGREEMENTS WITH FMR (U.K.), FMR (FAR EAST), FIIA, FIIAL U.K. AND FMR CO., INC.	SCHEDULE IX
for 7/01 resolutions

FIDELITY ADVISOR SERIES VIII:

Fidelity Advisor Europe Capital Appreciation Fund

Fidelity Advisor Latin America Fund

FIDELITY INVESTMENT TRUST:

Fidelity Canada Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

VARIABLE INSURANCE PRODUCTS FUND:

Overseas Portfolio

FUNDS WITH SUB-ADVISORY AGREEMENTS WITH

SCHEDULE X

FMR (U.K.), FMR (FAR EAST), FIIA, FIIAL U.K.,

for 7/01 resolutions

FIJ AND FMR CO., INC.

FIDELITY ADVISOR SERIES VIII:

Fidelity Advisor Diversified International Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor International Capital Appreciation Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Korea Fund

Fidelity Advisor Overseas Fund

FIDELITY INVESTMENT TRUST:

Fidelity Aggressive International Fund

Fidelity China Region Fund

Fidelity Diversified International Fund

Fidelity Emerging Markets Fund

Fidelity Global Balanced Fund

Fidelity International Growth & Income Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Fidelity Worldwide Fund

FUNDS WITH SUB-ADVISORY AGREEMENTS WITH	SCHEDULE XI
FMR CO., INC.	for 7/01 resolutions

FIDELITY CONGRESS STREET FUND:

Fidelity Congress Street Fund

FIDELITY EXCHANGE FUND:

Fidelity Exchange Fund

VARIABLE INSURANCE PRODUCTS FUND:

Equity-Income Portfolio

Growth Portfolio

FUND VICE PRESIDENTS APPOINTED

SCHEDULE XII

SINCE JULY 2000

for 7/01 resolutions

Name	Fund
Bower, William	Fidelity Advisor Diversified International Fund
Dufour, Stephen M.	Fidelity Advisor Equity Value Fund
Muresianu, John M.	Fidelity Advisor Fifty Fund
Glancy, David L.	Fidelity Advisor Leveraged Company Stock Fund
Mangum, Charles	Fidelity Asset Manager
Mangum, Charles	Fidelity Asset Manager: Growth
Lind, Norman	Fidelity California Municipal Money Market Fund
McLaughlin, Diane	Fidelity Cash Central Fund
Bower, William	Fidelity Diversified International Fund
Carlson, John	Fidelity Emerging Markets Fund
Cheng, Ren Y.	Fidelity Freedom 2040 Fund
Dobkin, Penelope	Fidelity International Growth & Income Fund
Glancy, David L.	Fidelity Leveraged Company Stock Fund
Sikharulidze, Beso	Fidelity Mid-Cap Stock Fund
Lind, Norman	Fidelity Municipal Money Market Fund
McLaughlin, Diane	Fidelity Securities Lending Cash Central Fund
Mace Jr., Richard	Fidelity Worldwide Fund
Lind, Norman	Spartan California Municipal Money Market Fund
Lind, Norman	Spartan Municipal Money Fund
Thompson, Christine J.	Spartan Tax-Free Bond Fund
Duby, Robert K.	VIP: Money Market Portfolio
Dufour, Stephen M.	VIP: Value Portfolio
Shiel, Fergus	VIP III: Dynamic Capital Appreciation Fund

PROPOSED FUND VICE PRESIDENTS

SCHEDULE XIII

FIRST TIME ELECTIONS

for 7/01 resolutions

Name	Fund
Hart, Ian	Fidelity Advisor Europe Capital Appreciation Fund
Notkin, Mark J.	Fidelity Advisor Strategic Income Fund
Fam, Bahaa	Fidelity Asset Manager: Aggressive
Ewing, Robert	Fidelity Balanced Fund
Hart, Ian	Fidelity Europe Capital Appreciation Fund
Rosen, Stephen	Fidelity Real Estate High Income Fund
Notkin, Mark J.	Fidelity Strategic Income Fund
Arani, Ramin	Fidelity Trend Fund
Notkin, Mark J.	VIP II: Asset Manager Portfolio
Notkin, Mark J.	VIP II: Asset Manager: Growth Portfolio

PROPOSED EQUITY DIVISION VICE PRESIDENTS

SCHEDULE XIV

for 7/01 resolutions

PHILLIP L. BULLEN

Fidelity Advisor Diversified International Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea
Fidelity Advisor Latin America Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor TechnoQuant Growth Fund
Fidelity Aggressive International Fund
Fidelity Canada Fund
Fidelity China Region Fund
Fidelity Congress Street Fund
Fidelity Disciplined Equity Fund
Fidelity Diversified International Fund
Fidelity Emerging Markets Fund
Fidelity Europe Capital Appreciation Fund
Fidelity Europe Fund
Fidelity Four-in-One Index Fund
Fidelity Freedom 2000 Fund
Fidelity Freedom 2010 Fund
Fidelity Freedom 2020 Fund
Fidelity Freedom 2030 Fund
Fidelity Freedom 2040 Fund
Fidelity Freedom Income Fund
Fidelity Global Balanced Fund
Fidelity International Growth & Income Fund
Fidelity Japan Fund
Fidelity Japan Smaller Companies Fund
Fidelity Latin America Fund
Fidelity New Markets Income Fund
Fidelity Nordic Fund
Fidelity Overseas Fund
Fidelity Pacific Basin Fund
Fidelity Small Cap Independence Fund
Fidelity Southeast Asia Fund
Fidelity Stock Selector
Fidelity Tax Managed Stock Fund
Fidelity TechnoQuant Growth Fund
Fidelity Worldwide Fund
Spartan 500 Index Fund
Spartan Extended Market Index Fund
Spartan International Index Fund
Spartan Total Market Index Fund
Spartan U.S. Equity Index Fund
VIP: Overseas Portfolio
VIP II: Index 500 Portfolio

PROPOSED EQUITY DIVISION VICE PRESIDENTS

SCHEDULE XIV (CONT.)

for 7/01 resolutions

BART GRENIER

Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Growth & Income Fund
Fidelity Asset Manager
Fidelity Asset Manager: Aggressive
Fidelity Asset Manager: Growth
Fidelity Asset Manager: Income
Fidelity Balanced Fund
Fidelity Convertible Securities Fund
Fidelity Equity-Income Fund
Fidelity Equity-Income II Fund
Fidelity Exchange Fund
Fidelity Fund
Fidelity Growth & Income II Portfolio
Fidelity Growth & Income Portfolio
Fidelity Puritan Fund
VIP: Equity-Income Portfolio
VIP II: Asset Manager Portfolio
VIP II: Asset Manager: Growth Portfolio
VIP III: Balanced Portfolio
VIP III: Growth & Income Portfolio

ROBERT A. LAWRENCE

Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Strategic Income Fund
Fidelity Capital & Income Fund
Fidelity High Income Fund
Fidelity International Bond Fund
Fidelity Leveraged Company Stock
Fidelity Real Estate High Income Fund
Fidelity Real Estate High Income Fund II
Fidelity Real Estate Investment Portfolio
Fidelity Strategic Income Fund
VIP: High Income Portfolio

PROPOSED EQUITY DIVISION VICE PRESIDENTS

SCHEDULE XIV (CONT.)

for 7/01 resolutions

RICHARD A. SPILLANE, JR.

Fidelity Advisor Aggressive Growth
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Value
Fidelity Advisor Fifty
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Aggressive Growth Fund
Fidelity Blue Chip Growth Fund
Fidelity Capital Appreciation Fund
Fidelity Contrafund
Fidelity Contrafund II
Fidelity Destiny I
Fidelity Destiny II
Fidelity Dividend Growth Fund
Fidelity Export and Multinational Fund
Fidelity Fifty
Fidelity Growth Company Fund
Fidelity Independence
Fidelity Large Cap Stock Fund
Fidelity Low-Priced Stock Fund
Fidelity Magellan Fund
Fidelity Mid-Cap Stock Fund
Fidelity New Millennium Fund
Fidelity OTC Portfolio
Fidelity Small Cap Stock Fund
Fidelity Trend Fund
Fidelity Value Fund
VIP: Growth Portfolio
VIP: Value Portfolio
VIP II: Contrafund Portfolio
VIP III: Aggressive Growth Portfolio
VIP III: Dynamic Capital Appreciation Portfolio
VIP III: Growth Opportunities Portfolio
VIP III: Mid Cap Portfolio